UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

July 6, 2012 (July 6, 2012)

ADVOCAT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN
37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 771-7575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer

As previously announced, on December 20, 2011 L. Glynn Riddle, the Chief Financial Officer of the Company, notified the Company of his plan to resign. Mr. Riddle had agreed to remain with the Company on an interim basis. Today the Company announced that Mr. Riddle’s final day with the Company will be July 6, 2012. In connection with his departure, Mr. Riddle will receive the compensation provided in his amended and restated retention agreement, which was filed as exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:	/s/ Kelly Gill
Kelly Gill
Chief Executive Officer

Date: July 6, 2012